UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53164

Nevada	26-1375322
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Intex Bldg. 2F, 2-7-11 Nishi Gotanda, Shinagawa-Ward Tokyo, Japan	141-0031
(Address of principal executive offices)	(Zip Code)

81-3-3478-2830

(Registrant’s telephone number, including area code)

4-22-10 Ebisu, Shibuya-ku Tokyo, Japan 1500013

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 16, 2012, the Board of Directors of Your Event, Inc., (the “Company” or the “Registrant”) unanimously approved two new Board members. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance June Adams Tsukamoto, as Chairperson of Board and Takahito Yasuki as Director. They will hold these positions until their successor(s) shall be appointed and shall qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation.

On October 16, 2012, the Board accepted the resignation of Mr. Mitsuhiro Matsumoto, in his position as Director and Secretary of the Corporation. Mr. Matsumoto desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices; and

Finally, the Board appointed Mr. Masatoshi Suga as Corporate Secretary, effective immediately. Mr. Suga currently is a Director and C.F.O. of the Company. Mr. Suga will serve as Corporate Secretary until his successor shall be appointed and shall qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation. Mr. Suga accepted the position as Corporate Secretary, in addition to his other duties.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

June Adams Tsukamoto	66	Chairperson
Gaku Uehara	45	President, Director
Masaya Konishi	29	CEO and Director
Masatoshi Suga	37	CFO, Corporate Secretary and Director
Takahito Yasuki	64	Director

Biographies of the Management Team of Your Event, Inc.

June Adams Tsukamoto, Chairperson

1979: Incorporated KJ International, Inc.

1986: Incorporated Mitsutomo, Inc. and was appointed President

1995: Was appointed Chairperson and Executive Director of Mitsutomo International, Inc.

2001: Resigned from Mitsutomo International, Inc.

Education: 1964: Graduated from Nile C Kinnick High School, entered Sophia University in Japan, studied International Comparative Literature

Mr. Gaku Uehara, President and Director

Mr. Uehara has served as President at Next, Inc., an IT engineering business since April 1994. He also served as President of MandW Japan, Inc. a Japanese beauty consulting and publishing company focused in the beauty salon business between 2009 and 2012, and was a director of Infinity Holdings, Inc. a Japanese holding company from 2009 until 2012.

Mr. Masaya Konishi, CEO, Director

Mr. Konishi, is President of With Asset Management, Inc., a firm focused on fund origination and has been with the company since April 2007. Between April 2007 and March 2009, he was President of STEWARD Entertainment Inc. Mr. Konishi was also President of STEWARD Inc. and was with the company between April 2005 and March 2009.

Mr. Masatoshi Suga, Director, CFO and Corporate Secretary
From 2011 to 2012, Mr. Suga was the Senior Executive Director of MandW JAPAN, Inc., a publication and website operation that also owns a beauty salon services. From 2009-2011, he was the Executive Director of J-TOP Industry Co., Ltd, and electric works company. From 2008-2011, he was the Executive Director of Fuji Holdings, Inc., an electric works company, and from 2003 to 2009 he was President of Elex Co., Ltd, an electric works company.

Takahito Yasuki, Director

1984 - 2001: Incorporated ROMSTAR, Inc., (Game selling company) in California and assumed the President position.

2001: Folded ROMSTAR, Inc.

2003 - Present: Incorporated PLAYPHONE, Inc., a mobile social game developing company in San Jose. Assumed the President position and continues to hold the title until present.

Education: Once studied at Osaka University of Commerce

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table presents information, to the best of our knowledge, about the ownership of our common stock on October 16, 2012 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director. The percentage of beneficial ownership for the following table is based on 11,000,000 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after October 16, 2012 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Your Event's common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares of Common Stock (1)

June Adams Tsukamoto (2) Chairperson	0	0%
Gaku Uehara (3) President/Director	0	0%
Masaya Konishi(4) CEO /Director	6,548,993	59.5%
Masatoshi Suga (5) CFO/Secretary/Director	0	0%

Takahito Yasuki (6) Director	0	0%

Billion Sino (ASIA) Ltd.(7)	1,651,007	15.0%

All Directors and Officers as a Group (5 persons)	6,548,993	59.5%

1)      Percent of Class is based on 11,000,000 shares issued and outstanding.

2)      June Adams Tsukamoto, Homat Majesty 502, 5-12-5 Roppongi, Minato-Ward, Tokyo 106-0032, JAPAN

3)      Gaku Uehara, Intex Bldg. 2F, 2-7-11 Nishi Gotanda, Shinagawa-Ward Tokyo, Japan

4)      Masaya Konishi, Intex Bldg. 2F, 2-7-11 Nishi Gotanda, Shinagawa-Ward Tokyo, Japan

5)      Masatoshi Suga, Intex Bldg. 2F, 2-7-11 Nishi Gotanda, Shinagawa-Ward Tokyo, Japan

6)      Takahito Yasuki, 1-3-1-1111 Minami Aoyama, Minato-Ward, Tokyo, Japan

7)      Billion Sino (ASIA) Ltd., 7−17−12−418 Roppongi, Minato-ku Tokyo, Japan, Choi Sio Man, CEO, is beneficial owner who has the ultimate voting control over the shares held in this entity.

Change of Shareholder Control

On or about October 16, 2012 Million Win Investments (HK), in a private transaction, transferred all their share ownership of Your Event, Inc. (1,651,007 shares, which represents approximately 15% of the issued and outstanding shares) to their affiliated company, Billion Sino (ASIA) Ltd.

Item 8.01 Other Events

The Company has officially moved its corporate headquarters from 4-22-10 Ebisu, Shibuya-ku Tokyo, Japan 1500013 to Intex Bldg. 2F, 2-7-11 Nishi Gotanda, Shinagawa-Ward Tokyo, Japan 141-0031, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: October 16, 2012	/s/ Masatoshi Suga
Name: Masatoshi Suga
Title: Secretary and Director